UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 30, 2005 (August 25, 2005)
WELLSFORD REAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)
1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 838-3400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Other Events.

On August 25, 2005, Wellsford Real Properties, Inc. and subsidiaries (“the Company”) entered into an agreement to sell the three operating residential rental phases of its Palomino Park project for $176 million to TIAA-CREF, a national financial services organization. The contract is subject to the satisfactory completion, within 30 days, of due diligence by the purchaser and is subject to the approval by the Company’s stockholders at its next stockholders’ meeting.

Palomino Park is a five phase, 1,707 unit multifamily residential development in Highlands Ranch, a southern suburb of Denver, Colorado. The five phases include (i) the three operating residential rental phases comprising 1,184 units with a total of 1.3 million square feet (Blue Ridge, Red Canyon and Green River), which are now under contract for sale, (ii) the 264 unit Silver Mesa phase which was converted into condominiums (of which all but one unit have been sold) and (iii) the 259 unit Gold Peak phase which is being retained by the Company and is currently under construction as for-sale condominiums.

In May 2005, the Company reported that its Board of Directors approved a Plan of Liquidation (the “Plan”) and that stockholders could receive $18.00 to $20.50 per share in total distributions over the liquidation period, including an initial distribution of $12.00 to $14.00 per share within 30 days after stockholder approval of the Plan and the closing of the sale of the three rental phases of Palomino Park. The above described transaction, at the above price, does not alter the currently estimated range of the initial distribution as previously disclosed.

There are no material relationships between the Company or its affiliates and TIAA-CREF, other than with respect to the aforementioned agreement.

This Form 8-K, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 as amended. Such forward-looking statements involve known risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following, which are discussed in greater detail in the “Risk Factors” section of the Company’s registration statement on Form S-3 (File No. 333-73874) filed with the Securities and Exchange Commission (“SEC”) on December 14, 2001, as may be amended, which is incorporated herein by reference: changes to the amount of the purchase price as a result of the due diligence by the buyer; inability or failure of the buyer to close; failure of the stockholders to approve the Plan and/or the Stock Split; the Board could abandon the Plan and/or Stock Split even if they are approved by the stockholders; cost savings from becoming a private company may not be as high as anticipated; failure to achieve proceeds from the sales of assets to meet the estimated ranges of initial and total distributions to stockholders; the uncertainty as to the timing of sales of assets and the impact on the timing of distributions to stockholders; illiquidity of certain assets; increases in expenses which would negatively impact the amount of distributions pursuant to the Plan; unknown claims and liabilities which would negatively impact the amount of distributions pursuant to the Plan; the sale of undeveloped land, rather than the construction and sale, in the normal course of business, of single family homes or condominiums which would negatively impact the amount of distributions pursuant to the Plan; and other risks listed from time to time in the Company’s reports and proxy statement filed with the SEC. Therefore, actual results could differ materially from those projected in such statements.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits
		99.1	Press release dated August 30, 2005, announcing the execution of an agreement to sell the rental phases of Palomino Park.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WELLSFORD REAL PROPERTIES, INC.

	By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi Vice President, Chief Accounting Officer
Date: August 30, 2005

Exhibit 99.1
WELLSFORD REAL PROPERTIES, INC. 535 MADISON AVENUE• 26TH FLOOR • NEW YORK • NY 10022 212-838-3400 FAX 212-421-7244
FOR IMMEDIATE RELEASE:
WELLSFORD REAL PROPERTIES, INC. ANNOUNCES THE EXECUTION OF AN AGREEMENT TO SELL RESIDENTIAL ASSETS
NEW YORK, August 30, 2005, Wellsford Real Properties, Inc. (AMEX: WRP) announced today that it has entered into an agreement to sell the three operating residential rental phases of its Palomino Park project for $176 million to TIAA-CREF, a national financial services organization. The contract is subject to the satisfactory completion, within 30 days, of due diligence by the purchaser and is subject to the approval by WRP’s stockholders at its next stockholders’ meeting.

Palomino Park is a five phase, 1,707 unit multifamily residential development in Highlands Ranch, a southern suburb of Denver, Colorado. The five phases include (i) the three operating residential rental phases comprising 1,184 units with a total of 1.3 million square feet (Blue Ridge, Red Canyon and Green River), which are now under contract for sale, (ii) the 264 unit Silver Mesa phase which was converted into condominiums (of which all but one unit have been sold) and (iii) the 259 unit Gold Peak phase which is being retained by WRP and is currently under construction as for-sale condominiums.

In May 2005, WRP reported that its Board of Directors approved a Plan of Liquidation (the “Plan”) and that stockholders could receive $18.00 to $20.50 per share in total distributions over the liquidation period, including an initial distribution of $12.00 to $14.00 per share within 30 days after stockholder approval of the Plan and the closing of the sale of the three rental phases of Palomino Park. The above described transaction, at the above price, does not alter the currently estimated range of the initial distribution as previously disclosed.

WRP is a real estate merchant banking firm headquartered in New York City, which acquires, develops, finances and operates real properties, constructs for-sale single family home and condominium developments and organizes and invests in private and public real estate companies.

This press release, together with other statements and information publicly disseminated by WRP, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 as amended. Such forward-looking statements involve known risks, uncertainties and other factors which may cause the actual results, performance or achievements of WRP or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following, which are discussed in greater detail in the “Risk Factors” section of WRP’s registration statement on Form S-3 (File No. 333-73874) filed with the Securities and Exchange Commission (“SEC”) on December 14, 2001, as may be amended, which is incorporated herein by reference: changes to the amount of the purchase price as a result of the due diligence by the buyer; inability or failure of the buyer to close; failure of the stockholders to approve the Plan and/or the Stock Split; the Board could abandon the Plan and/or Stock Split even if they are approved by the stockholders; cost savings from becoming a private company may not be as high as anticipated; failure to achieve proceeds from the sales of assets to meet the estimated ranges of initial and total distributions to stockholders; the uncertainty as to the timing of sales of assets and the impact on the timing of distributions to stockholders; illiquidity of certain assets; increases in expenses which would negatively impact the amount of distributions pursuant to the Plan; unknown claims and liabilities which would negatively impact the amount of distributions pursuant to the Plan; the sale of undeveloped land, rather than the construction and sale, in the normal course of business, of single family homes or condominiums which would negatively impact the amount of distributions pursuant to the Plan; and other risks listed from time to time in WRP’s reports and proxy statement filed with the SEC. Therefore, actual results could differ materially from those projected in such statements.

Press Contact:	Mark P. Cantaluppi Wellsford Real Properties, Inc. Vice President – Chief Accounting Officer & Director of Investor Relations (212) 838-3400